Summary Prospectus, Statutory Prospectus and Statement of Additional Information Supplement dated October 15, 2020
The purpose of this supplement is to provide you with changes to the current Prospectuses and Statement of Additional Information for the Fund listed below:
Invesco Select Opportunities Fund
This supplement amends the Summary Prospectus, Statutory Prospectus and Statement of Additional Information of the above referenced fund (the “Fund”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary Prospectus, Statutory Prospectus and Statement of Additional Information and retain it for future reference.
Effective October 15, 2020, Rob Mikalachki and Jason Whiting will no longer serve as Portfolio Managers of the Fund. All references to Mr. Mikalachki and Mr. Whiting in the Summary and Statutory Prospectuses and Statement of Additional Information are hereby removed.
SOPP-SUMSTATSAI-SUP
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